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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JAYMARK, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                  33-0744824
       (State of incorporation)             (I.R.S. Employer Identification No.)


       9775 TOWNE CENTRE DRIVE
        SAN DIEGO, CALIFORNIA                            92121
(Address of principal executive offices)               (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

 Title of each class                     Name of each exchange on which
 to be so registered                     each class is to be registered

   Not Applicable                                Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     Class A Common Stock, $0.001 par value
                                (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered

         The information contained under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (No. 333-22959), filed with the Securities and Exchange Commission on March 7, 1997 and subsequently amended on May 14, 1997 (the "Form S-1") is hereby incorporated by reference.


Item 2.  Exhibits

         The following exhibits are filed as part of this Registration
Statement:

        Number    Description of Document
        ------    -----------------------
         1.1      Specimen Class A Common Stock Certificate, incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Form S-1.

         2.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Form S-1.

         2.2      Form of Agreement and Plan of Merger by and between Jaycor
                  Emerging Technologies, Inc. and the Registrant, incorporated by reference to Exhibit 2.5 to Amendment No. 1 to the Form
                  S-1.

         2.3      Bylaws of the Registrant, incorporated by reference to Exhibit
                  3.2 to Amendment No. 1 to the Form S-1.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  May 29, 1997

                                       JAYMARK, INC.



                                       By: /S/ Eric P. Wenaas
                                           ------------------------------------
                                           Eric P. Wenaas, Ph.D.
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX


        Number        Description of Document
        ------        -----------------------
         1.1      Specimen Class A Common Stock Certificate, incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Form S-1.

         2.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Form S-1.

         2.2      Form of Agreement and Plan of Merger by and between Jaycor
                  Emerging Technologies, Inc. and the Registrant, incorporated by reference to Exhibit 2.5 to Amendment No. 1 to the Form
                  S-1.

         2.3      Bylaws of the Registrant, incorporated by reference to Exhibit
                  3.2 to Amendment No. 1 to the Form S-1.



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